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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): October 2, 2009


                                   PPOL, INC.
             (Exact name of registrant as specified in its charter)

         CALIFORNIA                 000-50065                 95-4436774
State or other jurisdiction       (Commission              (I.R.S. Employer
      of organization)            File Number)          Identification Number)

                3070 Bristol St., Suite 440, Costa Mesa, CA 92626
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (714) 937-3211


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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SECTION 4.  MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On September 30, 2009, PPOL, Inc. (the "Company") was notified of the resignation of its independent registered public accounting firm, Windes & McClaughry Accountancy Corporation by letter dated September 29, 2009. The Company's Chief Executive Officer, Masao Yamamoto, accepted the resignation of Windes & McClaughry Accountancy Corporation effective upon receipt of the notification.


ITEM 9.01.  EXHIBITS.

Exhibit 16 - Change of Certifying Accountant



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 2, 2009

                                           PPOL, INC.



                                           By:  /s/ Masao Yamamoto
                                                --------------------------------
                                                Masao Yamamoto
                                                CEO, CFO and Corporate Secretary